Exhibit 1.1
                               USF&G CORPORATION
                                  USF&G CAPITAL

                              Preferred Securities

                             UNDERWRITING AGREEMENT



To   the Underwriters named in Schedule I hereto.

Ladies and Gentlemen:

     USF&G Corporation, a Maryland corporation (the "Company"), and USF&G Capital , a statutory business trust formed under the laws of the State of Delaware (the "Trust"), propose, subject to the terms and conditions started herein, that the Trust issue and sell to the Underwriters named in Schedule I (the "Underwriters") an aggregate of _______________ (the "Firm Securities") of its ____ % Cumulative Quarterly Income Preferred Securities, Series (liquidation amount $ _____ per preferred security) (the "Preferred Securities") and, at the election of the Underwriters, up to an additional _______________ (the "Optional Securities") of its Preferred Securities. The Firm Securities and the Optional Securities that the Underwriters elect to purchase pursuant to paragraph 2 are collectively referred to as the "Securities". The Preferred Securities, which will have the specific terms set forth in Schedule II, represent undivided beneficial interests in the assets of the Trust, guaranteed by the Company as to the payment of distributions, and as to payments on liquidation or redemption, to the extent the Trust has funds on hand therefor as set forth in a guarantee agreement (the "Guarantee") between the Company and The Bank of New York, as trustee (the "Guarantee Trustee"). The proceeds of the sale by the Trust of the Securities and an aggregate of up to _________ (or assuming full exercise by the Underwriters of the over-allotment option described herein) of its Common Securities (liquidation amount $ per common security) (the "Common Securities") are to be invested in ____ % Deferrable Interest Subordinated Debentures, Series , Due ______ (the "Debentures") of the Company, to be issued pursuant to an Indenture, as supplemented by the First Supplemental Indenture (as supplemented, the "Indenture"), between the Company and The Bank of New York, as trustee (the "Debenture Trustee").

     1. Each of the Trust and the Company, jointly and severally, represents and warrants to each of the Underwriters that:

          (a) ______ A registration statement (as specified in Schedule II hereto) on Form S-3 in respect of the Securities, the Debentures and the Guarantee (collectively, the "Registered Securities") has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in


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     the form heretofore delivered or to be delivered to the firms designated as
     representatives   of  the   Underwriters   in   Schedule   II  hereto  (the
     "Representatives", which term also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative) and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters have been declared effective by the
     Commission  in  such  form;   no  other   document  with  respect  to  such
     registration statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other
     than  prospectuses   filed  pursuant  to  Rule  424(b)  of  the  rules  and
     regulations of the Commission under the Securities Act of 1933, as amended (the "Act") each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the best of the Company's or the Trust's knowledge, threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424 of the rules and regulations of the Commission under the Act , being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective but excluding the Forms T-1 of the trustees under the Indenture, the Guarantee and the Trust Agreement (as hereinafter defined), each as amended at the time such part of the registration statement became effective, being hereinafter called the "Registration Statement"; the prospectus as supplemented to specifically refer to the final terms and conditions of the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the
     "Exchange   Act"),  and  incorporated  by  reference  in  such  Preliminary
     Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement); and any reference to the Preliminary Prospectus, Prospectus or Registration Statement shall be deemed to mean such document after excluding any statement in any such document which does not constitute a part thereof pursuant to Rule 412 of Regulation C under the Act and after substituting therefor any statement modifying or superseding such excluded statement.

          (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary


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     Prospectus,  at the  time of  filing  thereof,  conformed  in all  material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.

          (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.

          (d) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.

          (e) None of the Trust, the Company or any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other


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     calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of
     which   information  is  given  in  the  Registration   Statement  and  the
     Prospectus,   there  has  not  been  (i)  any  material  addition,  or  any development involving a prospective material addition, to either the Company's consolidated reserve for property/casualty insurance claims and claims expense or the consolidated reserve for life insurance policy benefits, (ii) any change in the capital stock (other than shares of common stock of the Company issued pursuant to employee benefit, dividend reinvestment or similar plans or as the result of the conversion of an outstanding security), short-term debt or long-term debt of the Company or any of its subsidiaries, or (iii) any material adverse change, or any
     development   involving  a  prospective  material  adverse  change,  in  or
     affecting   the   general   affairs,   management,    financial   position,
     securityholders' equity or results of operations of the Trust or of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus.

          (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; each of United States Fidelity and Guaranty Company and Fidelity and Guaranty Life Insurance Company (each a "Principal Subsidiary" and, collectively, the "Principal Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation.

          (g) The Company has authorized capital stock as set forth in the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; all of the outstanding beneficial interests in the assets of the Trust have been duly authorized and issued, are fully paid and non-assessable, and conform to the descriptions thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

          (h) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.


          (i) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or


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     such as do not  materially  affect  the value of such  property  and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

          (j) Ernst & Young, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

          (k) Each of the Principal Subsidiaries is duly licensed to conduct an insurance business under the insurance laws of each jurisdiction in which the conduct of its business requires such licensing and of each jurisdiction in which the failure to be so licensed would have, individually or in the aggregate, a material adverse effect on the business operations, consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; each of the Company and the Principal Subsidiaries has all consents, approvals, authorizations, orders, registrations and qualifications of or with, and is in compliance with, all statutes, orders, rules and regulations of, all courts and governmental agencies and bodies having jurisdiction over it and any of its properties, except where the failure to have any such consent, approval, authorization, order, registration or qualification, or so to comply, would not, individually or in the aggregate with all other such failures, have a material adverse effect on the business operations, consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation that reasonably could lead to the revocation, termination or suspension of, or render invalid or otherwise ineffective, any such license, consent, approval, authorization, order, registration or qualification, other than any such revocation, termination, suspension, invalidity or ineffectiveness that would not, individually or in the aggregate with all other such revocations, terminations, suspensions, invalidity and ineffectiveness, have a material adverse effect on the business operations, consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole.

          (l) All property-casualty reinsurance treaties and arrangements to which any of the Company and the Principal Subsidiaries is the ceding party are in full force and effect, with such exceptions as would not individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, and neither the Company nor any of the Principal Subsidiaries is in violation of, or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, except to the extent that any such violation or default would not, individually or in the aggregate with all such other violations and defaults, have a material adverse effect on the consolidated financial position, shareholders' equity or results of


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     operations of the Company and its subsidiaries; neither the Company nor any of the Principal Subsidiaries has received any notice from any of the other parties to such treaties, contracts and arrangements that such other party intends not to perform in any material respect such treaty, contract or arrangement, and the Company and the Principal Subsidiaries have no reason to believe that any of the other parties to such treaties, contracts and arrangements will be unable to perform in all material respects its obligations under such treaties, contracts and arrangements.


          (m) The statutory financial statements of the Principal Subsidiaries required or permitted to be prepared in accordance with the insurance laws, rules and regulations of any jurisdiction to which the Principal Subsidiaries are subject, and from which certain ratios and other financial and statistical data contained in the Registration Statement and the Prospectus have been derived, have, for each relevant period, been prepared in conformity in all material respects with the requirements of such insurance laws, rules and regulations and present fairly the information purported to be shown.

          (n) The reserves carried on the books of the Principal Subsidiaries for payment of all benefits, losses, claims and expenses under outstanding insurance policies and programs are adequate, under presently accepted actuarial principles applied on a consistent basis, to cover the total amount of all reasonably anticipated liabilities under all issued and outstanding insurance policies and programs under which the Principal Subsidiaries may have any liability.

          (o) None of the Company, the Trust nor any of their affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075 Florida Statutes.

          (p) This Agreement has been duly authorized, executed and delivered on behalf of the Company and the Trust.

          (q) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware (the "Delaware Business Trust Act") with the power and authority to own its property and conduct its business as described in the Prospectus, and has conducted and will conduct no business other than the transactions contemplated by this Agreement and described in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Amended and Restated Declaration of Trust (the "Trust Agreement") between the Company and the trustees named therein (the "Trustees") and the agreements and instruments contemplated by the Trust Agreement and described in the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Prospectus; based on expected operations and current law, the Trust is not and will not be classified as an association taxable as a corporation for United States federal income tax purposes; and there are no legal or governmental proceedings pending to which the Trust is a party or of which any property of the Trust is the subject and, to the best of the Company's


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     and  the  Trust's   knowledge,   no  such  proceedings  are  threatened  or
     contemplated by governmental authorities or threatened by others.

          (r) The Securities have been duly and validly authorized by the Trust, and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Prospectus; the issuance of the Securities is not subject to preemptive or other similar rights; the Securities will have the rights set forth in the Trust Agreement, and the terms of the Securities are valid and binding on the Trust; the holders of Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

          (s) The Common Securities have been duly and validly authorized by the Trust, and, when issued and delivered by the Trust to the Company against payment therefor as described in the Prospectus, will be duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at each Time of Delivery (as defined in paragraph 4 hereof), all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any liens, encumbrances, claims or equities; and the Common Securities and the Securities are the only interests authorized to be issued by the Trust.

          (t) The Guarantee, the Debentures, the Trust Agreement, the Agreement as to Expenses and Liabilities between the Company and the Trust (the "Expense Agreement") and the Indenture (the Guarantee, the Debentures, the Trust Agreement, the Expense Agreement and the Indenture being collectively referred to as the "Company Agreements") have each been duly authorized and when validly executed and delivered by the Company and, in the case of the Guarantee, by the Guarantee Trustee, and in the case of the Trust Agreement, by the Trustees and, in the case of the Indenture, by the Debenture Trustee, and, in the case of the Debentures, when validly authenticated and delivered by the Debenture Trustee, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Debentures are entitled to the benefits of the Indenture; and the Company Agreements, which will be substantially in the form filed as exhibits to the Registration Statement, will conform to the descriptions thereof contained in the Prospectus; and the Trust Agreement, the Indenture and the Guarantee have been duly qualified under the Trust Indenture Act.

          (u) The issue and sale of the Securities and the Common Securities by the Trust and the Debentures by the Company, the issuance of the Guarantee by the Company, the compliance by the Trust and the Company with all of


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     their respective  obligations  under the provisions of this Agreement,  the
     Securities and the Company Agreements, the purchase of the Debentures by the Trust, the distribution of the Debentures by the Trust in the circumstances contemplated by the Trust Agreement and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement or other agreement or instrument to which the Trust, the Company or any of its subsidiaries is a party or by which the
     Trust, the Company or any of its subsidiaries is bound or to which any of the property or assets of the Trust, the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Trust Agreement or the Charter or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust, the Company or the Principal Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities and the Common Securities by the Trust and the Debentures by the Company, the issuance of the Guarantee by the Company, the compliance by the Trust and the Company with all of their respective obligations under the provisions of this Agreement, the Securities and the Company Agreements, the purchase of the Debentures by the Trust, the
     distribution   of  the  Debentures  by  the  Trust  in  the   circumstances
     contemplated by the Trust Agreement or the consummation of the transactions contemplated herein or therein except such as have been, or will have been prior to the First Time of Delivery (as defined in paragraph 4 hereof), obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase of the Securities and the distribution of the Securities by the Underwriters.

          (v) Neither the Trust nor the Company is, and after giving effect to the offering and sale of the Securities, neither the Trust nor the Company will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

     2. Subject to the terms and conditions of this Agreement, (a) the Trust and the Company agree that the Trust shall issue and sell to each of the Underwriters and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, the number of Firm Securities set forth after the name of such Underwriter in Schedule I hereto, at the purchase price set forth in
Schedule II hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities as provided below, the Trust and the Company agree that the Trust shall issue and sell to each of the Underwriters and each of the Underwriters agrees, severally and not jointly, to purchase, at the purchase price per Security set forth in clause (a) of this paragraph 2, that portion of the number of Optional Securities as to which such election shall have been exercised (to be adjusted by the Representatives so as to eliminate fractional Securities) determined by multiplying such number of Optional Securities by a fraction, the numerator of which is the maximum number of Optional Securities which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Securities that all of the Underwriters are entitled to purchase hereunder.

         The Trust and the Company hereby grant to the Underwriters the right to purchase at their election up to ___________ Optional Securities, at the purchase price per Security set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised only by written notice from the Representatives to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in paragraph 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Securities will be used by the Trust to purchase the Debentures of the Company, the Company hereby agrees to pay at each Time of Delivery to , for the accounts of the several Underwriters, an amount equal to $. _____ per Security for the Securities to be delivered at such Time of Delivery.

         3. _______ Upon the authorization by the Representatives of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus.

         4. _______ (a) The Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Trust with The Depository Trust Company ("DTC") or its designated custodian. The Trust will deliver the Securities to ____________________ , for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor in next day funds, by causing DTC to credit the Securities to the account of at DTC. The Trust will cause the certificates  representing the
Securities to be made available to the Representatives for checking at least twenty-four hours prior to the Time of Delivery at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Securities,
  a.m., New York City time, on _____________ , 1996 or such other time and date as the Representatives and the Company may agree upon in writing, and, with respect to the Optional Securities, _______ a.m., New York City time, on the date specified by the Representatives in the written notice given by the
Representatives of the Underwriters' election to purchase such Optional Securities, or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Time of Delivery", such time and date for delivery of the Optional Securities, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

         At each Time of Delivery, the Company will pay, or cause to be paid, the commission payable at such Time of Delivery to the Underwriters under paragraph 2 hereof in next day funds.

          (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to paragraph 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to paragraph 7(n) hereof, and the check or checks specified in subparagraph (a) above, will be delivered at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at _______ p.m., New York City time, on the New York Business Day preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     5. Each of the Trust and the Company, jointly and severally, agree with each of the Underwriters:

          (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 424(b) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to any Time of Delivery which shall be disapproved by the Representatives promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after any Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Registered
     Securities, for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

          (d) In the case of the Company, to make generally available to its security-holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company Rule 158);

          (e) During the period beginning on the date of this Agreement and continuing to and including the earlier of (i) the date, after the First Time of Delivery, on which the distribution of the Securities ceases, as determined by the Underwriters and (ii) 30 days after the First Time of Delivery for the Securities, not to offer, sell, contract to sell or otherwise dispose of any Securities, any other beneficial interests in the Trust, any Debentures or any preferred securities or other securities of the Company, the Trust or any other similar trust that are substantially similar to the Securities (including any guarantee of the Securities) or the Debentures or any securities convertible into or exercisable or exchangeable for, or that represent the right to receive, Securities (including any guarantee of the Securities), Debentures, preferred securities or such substantially similar securities of the Company, the

     Trust or any other similar trust, without the prior written consent of the Representatives;

          (f) During a period of five years from the date of this Agreement, to furnish to the Underwriters (A) copies of all reports or other communications (financial or other) generally furnished to stockholders of the Company, and deliver to the Underwriters (i) as soon as they are available, copies of any reports and financial statements furnished to or filed by the Company with the Commission or any national securities exchange on which the Securities or any class of securities of the Company is listed and (ii) the documents specified in Section 704 of the Indenture as in effect at the Time of Delivery; and (B) such additional information concerning the business and financial condition of the Company and the Trust as the Representatives may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Trust and the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

          (g) To apply the net proceeds from the sale of the Securities, in the case of the Trust, and the Debentures, in the case of the Company, for the purposes set forth in the Prospectus;

          (h) In the case of the Company, to issue the Guarantee concurrently with the issue and sale of the Securities as contemplated herein; and

          (i) To use its best efforts to list, subject to notice of issuance, the Securities on the New York Stock Exchange.

     6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's and the Trust's counsel and accountants in connection with the registration of the Registered Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Company Agreements, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Registered Securities;
(iii) all expenses in connection with the qualification of the Registered Securities for offering and sale under state securities laws as provided in paragraph 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) all fees and expenses in connection with listing the Securities on the New York Stock Exchange and the cost of registering the Securities under Section 12 of the Exchange Act; (vii) the cost of preparing certificates for the Securities and the Debentures; (viii) the fees and expenses of the Trustees, the Debenture Trustee and the Guarantee Trustee and any agent thereof and the fees and disbursements of their counsel; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this paragraph. It is understood, however, that, except as provided in this paragraph, paragraph 8 and paragraph 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters hereunder, as to the Securities to be delivered at each Time of Delivery, shall be subject in their discretion to the condition that all representations and warranties and other statements of the Company and the Trust herein, or made pursuant to this Agreement, at and as of such Time of Delivery, are true and correct, the condition that the Company and the Trust perform all their respective obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with paragraph 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with by the Company and the Trust to the Representatives' reasonable satisfaction.

          (b) Davis Polk & Wardwell, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions (a draft of such opinion is attached as Annex II(a) hereto), dated such Time of Delivery, with respect to the matters covered in paragraphs (i), (v), (vi), (x), (xi) and (xiii) of subparagraph (c) below and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters; provided that in rendering such opinion, Davis Polk & Wardwell may rely upon the opinion of Richards, Layton & Finger delivered pursuant to subparagraph (e) hereof as to certain matters of Delaware law and the opinion of Piper & Marbury delivered pursuant to subparagraph (d) hereof as to certain matters of Maryland law.

          (c) Piper & Marbury, L.L.P. counsel for the Company and the Trust, or other counsel satisfactory to the Representatives, shall have furnished to the Representatives their written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated such Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

               (i)  The  Company  has  been  duly  incorporated  and is  validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the
          Prospectus; each of the Principal Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

               (ii) The Company has authorized capital stock as set forth in the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; all of the issued and outstanding Common Securities of the Trust are owned directly by the Company, free and clear of any liens, encumbrances, equities or claims; (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both the Representatives and they are justified in relying upon such opinions and certificates);

               (iii) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (iv)The Trust is not a party to or bound by any agreement or instrument other than the Trust Agreement, this Agreement and the agreements and instruments contemplated by the Trust Agreement and described in the Prospectus; and to the best of such counsel's knowledge, there are no legal or governmental proceedings pending to which the Trust is a party or of which any property of the Trust is the subject and no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (v) This Agreement has been duly authorized, executed and delivered by the Company and duly executed and delivered by the Trust;

               (vi) The Company Agreements have each been duly authorized, executed and delivered by the Company and such Agreements constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Debentures are entitled to the benefits of the Indenture; the Company Agreements conform in all material respects to the descriptions thereof contained in the Prospectus; and the Trust Agreement, the Indenture and the Guarantee have been duly qualified under the Trust Indenture Act;

               (vii) The issue and sale of the Securities and the Common Securities by the Trust and the Debentures by the Company, the issuance of the Guarantee by the Company, the compliance by the Trust and the Company with all of their respective obligations under the provisions of this Agreement, the Securities and the Company Agreements, the purchase of the Debentures by the Trust, the distribution of the Debentures by the Trust in the circumstances contemplated by the Trust Agreement and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement or other agreement or instrument known to such counsel to which the Trust, the Company or any of its subsidiaries is a party or by which the Trust, the Company or any of its subsidiaries is bound or to which any of the property or assets of the Trust, the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Trust Agreement or the Charter or By-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Trust, the Company or the Principal Subsidiaries or any of their properties;

               (viii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities and the Common Securities by the Trust and the Debentures by the Company, the issuance of the Guarantee by the Company, the compliance by the Trust and the Company with all of their respective obligations under the provisions of this Agreement, the Securities and the Company Agreements, the purchase of the Debentures by the Trust, the distribution of the Debentures by the Trust in the circumstances contemplated by the Trust Agreement or the consummation of the transactions contemplated herein or therein except such as have been, or will have been prior to the First Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase of the Securities and the distribution of the Securities by the Underwriters;

               (ix) Neither the Trust nor the Company is an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act;

               (x) The Securities and the Common Securities conform in all material respects to the descriptions thereof contained in the Prospectus;

               (xi) The statements set forth in the Prospectus under the captions "Description of the Preferred Securities", "Description of the Guarantee", "Description of the Debentures" and "Relationship Among the Preferred Securities, the Debentures and the Guarantee" insofar as they purport to constitute a summary of the terms of the securities, documents and instruments therein described, under the caption "Underwriting" in the Prospectus Supplement (other than statements based on information furnished by an Underwriter expressly for use therein), insofar as they purport to describe the provisions of the laws and documents referred to therein, and under the caption "United States Taxation", insofar as they purport to constitute a summary of the laws referred to therein, are accurate, complete and fair;

               (xii) The documents incorporated by reference in the Prospectus (other than the financial statements, related schedules and other financial information therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and

               (xiii) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Trust or the Company prior to such Time of Delivery (other than the financial statements, related schedules and other financial information therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; and they do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

     (d) General Counsel of the Company or other counsel satisfactory to the Representatives, shall have furnished the Representatives their written opinion (a draft of such opinion is attached as Annex II(c) hereto), dated such Time of Delivery, in form and substance satisfactory to the Representatives to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

               (ii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both the Representatives and they are justified in relying upon such opinions and certificates);

               (iii) All of the issued shares of capital stock of the Principal Subsidiaries have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

               (iv) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

               (v) Each of the Principal Subsidiaries is duly licensed to conduct an insurance business under the insurance laws of each jurisdiction  in which  the  conduct  of its  business  requires  such licensing and of each jurisdiction in which the failure to be so licensed would have, individually or in the aggregate, a material adverse effect on the business operations, consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; each of the Company and the Principal Subsidiaries has all consents, approvals, authorizations, orders, registrations and qualifications of or with, and is in compliance with, all statutes, orders, rules and regulations of, all courts and governmental agencies and bodies having jurisdiction over it and any of its properties, except where the failure to have any such consent, approval, authorization, order, registration or qualification, or so to comply, would not, individually or in the aggregate with all other such failures, have a material adverse effect on the business operations, consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the best of such counsel's knowledge, there is no pending or threatened action, suit, proceeding or investigation that reasonably could lead to the revocation, termination or suspension of, or render invalid or otherwise ineffective, any such license, consent, approval, authorization, order, registration or qualification, other than any such revocation, termination, suspension, invalidity or ineffectiveness that would not, individually or in the aggregate with all other such revocations, terminations, suspensions, invalidity and ineffectiveness, have a material adverse effect on the business operations, consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole.

                  In addition to the matters set forth above, the opinions delivered pursuant to paragraphs (b), (c) and (d) above shall also contain a statement to the effect that while such counsel are not passing upon, and do not assume responsibility for, the accuracy, completeness or fairness of the Registration Statement or the Prospectus, or any further amendment or supplement thereto, including the documents incorporated by reference therein, except as set forth above, based upon the procedures referred to in such opinion nothing has come to the attention of such counsel which leads them to believe
         (i) that the Registration Statement as of its effective date or the Prospectus as of its date or any further amendment or supplement thereto made by the Company or the Trust prior to such Time of Delivery (other than the financial statements, related schedules and other financial information therein, as to which such counsel need express no belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) that as of such Time of Delivery, either the Registration Statement or the Prospectus (or any such further amendment or supplement thereto) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) that any of the documents incorporated by reference in the Prospectus which were effective or filed with the Commission prior to such Time of Delivery (other than the financial statements, related schedules and other financial information therein, as to which such counsel need express no belief), as of the respective dates when they became effective or were filed with the Commission, as the case may be, in each case after excluding any statement in any such document which does not constitute part of the Registration Statement or the Prospectus pursuant to Rule 412 of Regulation C under the Act and after substituting therefor any statement modifying or superseding such excluded statement, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

     (e) Richards, Layton & Finger, special Delaware counsel for the Trust and the Company, shall have furnished to the Representatives their written opinion (a draft of such opinion is attached as Annex II(d) hereto), dated such Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

               (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

               (ii) Under the Delaware Business Trust Act and the Trust Agreement, the Trust has the power and authority to own its property and conduct its business as described in the Prospectus;

               (iii)  The  Trust  Agreement  constitutes  a  valid  and  binding obligation of the Company and the Trustees and is enforceable against the Company and the Trustees, in accordance with its terms subject, as to enforcement, to (a) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and other similar laws relating to or affecting the rights and remedies of creditors generally, (b) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (c) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

               (iv) Under the Delaware Business Trust Act and the Trust Agreement, the Trust has the power and authority to (a) execute and deliver, and to perform its obligations under, this Agreement and (b) issue and perform its obligations under the Securities and the Common Securities;

               (v) Under the Delaware Business Trust Act and the Trust Agreement, the execution and delivery by the Trust of this Agreement, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary action on the part of the Trust; and this Agreement has been duly authorized by the Trust;

               (vi) The Securities have been duly authorized by the Trust and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and non-assessable undivided beneficial interests in the assets of the Trust; the holders of Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided that such counsel may note that the holders of Securities may be obligated, pursuant to the Trust Agreement, to (a) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Securities certificates and the issuance of replacement Securities certificates and (b) provide security and indemnity in connection with requests of or directions to the Property Trustee (as defined in the Trust Agreement) to exercise its rights and remedies under the Trust Agreement;

               (vii) The Common Securities have been duly authorized by the Trust and are duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust;

               (viii) Under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Securities is not subject to preemptive rights;

               (ix) The issuance and sale by the Trust of the Securities and the Common Securities, the execution, delivery and performance by the

          Trust of this Agreement, the consummation by the Trust of the transactions contemplated hereby and compliance by the Trust with its obligations hereunder will not violate (a) any of the provisions of the Certificate of Trust of the Trust or the Trust Agreement, or (b) any applicable Delaware law or administrative regulation;

               (x) Assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than maintaining the Delaware trustee as required by the Delaware Business Trust Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or governmental authority or agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Securities and the Common Securities; provided that in rendering the opinion expressed in this paragraph (x), such counsel need express no opinion concerning the securities laws of the State of Delaware; and

               (xi) Assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than maintaining the Delaware trustee as required by the Delaware Business Trust Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, the holders of the Securities (other than those holders of the Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

     (f) On the date of the Prospectus at a time prior to the execution of this Agreement, at 10:00 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and at each Time of Delivery, Ernst & Young shall have furnished to the Representatives a letter or letters, dated the respective dates of delivery thereof, to the effect set forth in Annex I hereto and as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives (a copy of the letter to be delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft form of letter to be delivered as of each effective date of any post-effective amendment and each Time of Delivery is attached as Annex I(b) hereto).

     (g) The Company Agreements shall have been executed and delivered, in each case in a form satisfactory to the Representatives.

     (h) (i) None of the Trust, the Company or any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been (x) any addition, or any development involving a prospective addition, to either the Company's consolidated reserve for property/casualty insurance claims and claims expense or the consolidated reserve for life insurance policy benefits, (y) any change in the capital stock (other than shares of common stock of the Company issued pursuant to employee benefit, dividend reinvestment or similar plans or as the result of the conversion of an outstanding security), short-term debt or long-term debt of the Company or any of its subsidiaries, or (z) any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, securityholders' equity or results of operations of the Trust or of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus.

     (i) On or after the date of this Agreement (i) no downgrading shall have occurred in the rating accorded the Securities or any of the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities or any of the Company's debt securities or preferred stock.

     (j) On or after the date of this Agreement there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war if the effect of any such event specified in this Clause (iii) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus; or (iv) the occurrence of any material adverse change in the existing financial, political or economic conditions in the United States or elsewhere which, in the judgment of the Representatives would materially and adversely affect the financial markets or the market for the Securities and other debt or equity securities.

     (k) On or after the date of this Agreement, (i) no downgrading shall have occurred in the ratings accorded the claims paying ability or financial strength of either of the Principal Subsidiaries by Standard & Poor's Corporation, Moody's Investors Service, Inc., Duff & Phelps Inc. or A.M. Best Company Inc.;

and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the claims paying ability of the Principal Subsidiaries.

     (l) The Company and the Trust shall have complied with the provisions of paragraph 5(c) hereof with respect to the furnishing of Prospectuses on the New York Business Day next succeeding the date of this Agreement.

     (m) The Securities to be sold by the Trust at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange.

     (n) The Trust and the Company shall have furnished or caused to be furnished to the Representatives at such Time of Delivery a certificate or certificates of officers of the Company and the Trust satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company and the Trust herein at and as of such Time of Delivery, as to the performance by the Company and the Trust of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subparagraphs (a) and (h) of this paragraph and as to such other matters as the Representatives may reasonably request.

     8. (a) The Company and the Trust, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Trust will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, or in any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein; and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subparagraph (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Company has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus and corrected in the Prospectus (excluding documents incorporated by reference) or in the Prospectus as then amended or supplemented (excluding documents incorporated by reference).

     (b) Each Underwriter will indemnify and hold harmless the Company and the Trust against any losses, claims, damages or liabilities to which the Company or the Trust may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, or in any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company and the Trust for any legal or other expenses reasonably incurred by the Company and the Trust in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under subparagraph (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subparagraph, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subparagraph. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subparagraph for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this paragraph 8 is unavailable to or insufficient to hold harmless an indemnified party under subparagraph (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Trust on the one hand and the Underwriters on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subparagraph (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Trust on the one hand and the Underwriters of the Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Trust on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company and the Trust bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Trust on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Trust and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subparagraph
(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subparagraph (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subparagraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subparagraph (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters in this subparagraph (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e) The obligations of the Company and the Trust under this paragraph 8 shall be in addition to any liability which the Company or the Trust may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this paragraph 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and the Trust and to each person, if any, who controls the Company or the Trust within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder at a Time of Delivery, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Underwriter's Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Securities or the Company notifies the Representatives that it has so arranged for the purchase of such Securities the Representatives or the Company shall have the right to postpone such Time of Delivery for such Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents or arrangements, and the Company and the Trust agree to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary.

                  (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subparagraph (a) above, the aggregate number of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of the Securities to be purchased at such Time of Delivery, then the Company and the Trust shall have the right to require each non-defaulting Underwriter to purchase the number of Securities which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after  giving  effect to any  arrangements  for the purchase of the
Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subparagraph (a) above, the aggregate number of Securities which remains unpurchased exceeds one-eleventh of the aggregate number of all Securities to be purchased at such Time of Delivery or if the Company shall not exercise the right described in subparagraph (b) above to require  non-defaulting  Underwriters  to purchase  Securities  of a  defaulting
Underwriter or Underwriters then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Trust, except for the expenses to be borne by the Company, the Trust and the Underwriters as provided in paragraph 6 hereof and the indemnity and contribution agreements in paragraph 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Trust and the Underwriters, as set forth in this Agreement, or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or the Trust, or any of their officers, directors or controlling persons and shall survive delivery of and payment for the Securities hereunder.

     11. If this Agreement shall be terminated pursuant to paragraph 9 hereof, neither the Company nor the Trust shall then be under any liability to any Underwriter except as provided in paragraphs 6 and 8 hereof; but, if for any other reason, any Securities are not delivered by or on behalf of the Company and the Trust as provided herein, the Company and the Trust will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but the Company and the Trust shall then be under no further liability to any Underwriter except as provided in paragraphs 6 and 8.

     12. In all dealings hereunder, the Representatives of the Underwriters shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in
Schedule II.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Representatives at the address specified in
Schedule II hereto, and, if to the Company or the Trust, shall be delivered or sent to the Company or the Trust, attention of John F. Hoffen, Jr., Secretary, at 100 Light Street, Baltimore, Maryland, 21202; provided, however, that any notice to an Underwriter pursuant to paragraph 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such
Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Trust and, to the extent provided in paragraphs 8 and 10 hereof, the officers or directors of the Company or the Trust and each person who controls the Company, the Trust or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this

Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of this Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16. This Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                  Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company, the Trust and each of the Underwriters in accordance with its terms. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Trust for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                        Very truly yours,

                                        USF&G CORPORATION

                                        By_________________________
                                          Name:
                                          Title:

                                        USF&G CAPITAL
                                        By: USF&G, as Depositor

                                        By________________________
                                          Name:
                                          Title:

Confirmed as of the date of this Agreement specified in Schedule II hereto:


By:



________________________


On behalf of themselves and as Representatives of the several Underwriters named in Schedule I hereto.

                                   SCHEDULE I




                                                      Maximum Number
                          Number of Firm               of Optional
                         Securities to be            Securities which
 Underwriter                Purchased                may be Purchased
 -----------                ---------                ----------------



































Total
              ---------                      ---------
              =========                      =========

                                   SCHEDULE II

                              Preferred Securities

Title:                       % Cumulative Quarterly Income Preferred Securities,
                             Series (liquidation amount $   per preferred
                             security)

Distribution Rate:           %, from and including the original date of issue.

Redemption Provisions:

Other Terms:                 The Securities shall have such other terms as are
                             stated in the Prospectus.

Purchase Price:              $      per Security.

Date and Time of Closing:    A.M., New York City time, on              , 199 .

Names of Representatives:
   (with address for notices)










Date of Underwriting
Agreement:

Registration Statement:               Registration No.

                                                                         ANNEX I


     Pursuant to Section 7(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

               (i) They are independent certified public accountants with respect to the Trust and the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

               (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Representatives and are attached hereto;

               (iii)They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly reports on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which are attached hereto; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

               (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

               (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of items 301, 302, 402 and 503(d), respectively, of Regulation S-K;


               (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:



                    (A) (i) the unaudited condensed  consolidated  statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;



                    (B) any other  unaudited  income  statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;



                    (C)  the  unaudited  financial  statements  which  were  not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause
               (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;



                    (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;



                    (E) as of a specified  date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and



                    (F) for the  period  from the date of the  latest  financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and



          (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.



     All references in this Annex I to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered.